UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 23, 2003

(Date of earliest event reported)

SMART & FINAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10811	95-4079584
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 Citadel Drive City of Commerce, California	90040
(Address of principal executive offices)	(Zip Code)

(323) 869-7500

Registrant’s telephone number, including area code

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is filed herewith:

Exhibit Number	Document
99	News Release of Smart & Final Inc. dated July 23, 2003

Item 9.	Regulation FD Disclosure.

The information contained in this “Item 9. Regulation FD Disclosure” of this Current Report on Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with Securities and Exchange Commission Release No. 33-8216.

On July 23, 2003, Smart & Final Inc. issued a news release announcing its results of operations for the quarter ended June 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART & FINAL INC.

By:	/s/ RICHARD N. PHEGLEY
Richard N. Phegley Senior Vice President and Chief Financial Officer

Date: July 24, 2003

EXHIBIT INDEX

Exhibit No.	Description
99	News Release of Smart & Final Inc. dated July 23, 2003